EXHIBIT 10.1

                  AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         This AMENDMENT NO. 1 made as of the 18th day of August, 2000, to the Employment Agreement made as of the 20th day of November, 1998, (the "Agreement") between UNITED RETAIL GROUP, INC., a Delaware corporation, with principal offices at 365 West Passaic Street, Rochelle Park, New Jersey 07662-6563 and RAPHAEL BENAROYA, residing at 179 Lincoln Street, Englewood, New Jersey 07631.

         WHEREAS, the Executive has been employed by the Company as its Chairman of the Board, President and Chief Executive Officer;

         WHEREAS, the Company desires to continue the services of the Executive, and the Executive desires to continue to provide such services to the Company, on the terms set forth in the Agreement; and

         WHEREAS, the provisions of this Amendment were recommended by the Compensation Committee of the Company's Board of Directors on August 17, 2000 and approved by the Company's Board of Directors on August 18, 2000 with the Executive abstaining.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Section 1(u) of the Agreement is amended to read in its entirety as follows:

                  "(u) Term of Employment shall mean the period of time commencing on November 20, 1998 and ending on July 30, 2005 or such later date as may be mutually agreed upon by the Company and the Executive."

2. All the provisions of the Agreement other than Section 1(u) shall remain in force unchanged.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment in Rochelle Park, New Jersey, in duplicate originals on August 21, 2000.

                                       UNITED RETAIL GROUP, INC.

                                       By: /s/ George R. Remeta
                                          --------------------------------
                                       Name:  George R. Remeta
                                       Title: Vice Chairman

                                       /s/  Raphael Benaroya
                                       -----------------------------------
                                       Raphael Benaroya



Employment agreement RB 8-2000
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